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                                                                   EXHIBIT 99.1

Jennifer A. Smith (State Bar No. 610)
Etta L. Walker (State Bar No. 5537)
LIONEL SAWYER & COLLINS
1100 Bank of America Plaza
50 W. Liberty St.
Reno, Nevada 89501
(775) 788-8666

David S. Kurtz
Timothy R. Pohl
SKADDEN, ARPS, SLATE, MEAGHER
   & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606
(312) 407-0700

Gregg M. Galardi
Eric M. Davis
SKADDEN, ARPS, SLATE, MEAGHER
   & FLOM LLP
One Rodney Square
Wilmington, Delaware 19899
(302) 651-3000

Attorneys for the Debtors and
Debtors-in-Possession

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF NEVADA


                                             Case No. BK-N-01-31627
In re                                        Chapter 11

WASHINGTON GROUP                             MODIFICATION TO SECOND
INTERNATIONAL, INC.,                         AMENDED JOINT PLAN OF
ET AL.,                                      REORGANIZATION OF WASHINGTON
                       Debtors.              GROUP INTERNATIONAL, INC., ET AL.

---------------------------/

Dated August 23, 2001

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               The Second Amended Joint Plan of Reorganization of Washington
Group International, Inc., et. al. dated as of July 24, 2001 (the "Plan"), is hereby modified by this Modification dated as of August 23, 2001 (this "Modification") by Washington Group International, Inc. ("WGI") and certain of its affiliates (collectively, the "Affiliate Debtors"), debtors and debtors-in-possession in the above-captioned cases (collectively, the "Debtors," and together with WGI's non-debtor affiliates, the "Company"), pursuant to 11 U.S.C. Section 1127(a), as follows:

               1.      A new SECTION 1.17(a) is added as follows:
                       "CLASS 7 STOCK WARRANTS" has the meaning ascribed thereto in Section 5.15A(b) of this Plan.

               2.      A new SECTION 1.23(a) is added as follows:
                       "CONVENIENCE CLAIM" means the Claims of any holder of any General Unsecured Claims, which in the aggregate total $5,000 or less.

               3. SECTION 1.30 is amended and restated in its entirety as follows:

                       "DILUTION" means dilution subsequent to the Effective Date (a) to the extent necessary to give effect to the exercise of the Management Options, the Washington Stock Options and the Class 7 Stock Warrants or (b) otherwise as a result of the issuance of common shares, implementation of other management incentive programs or other action taken by the board of directors of Reorganized WGI.

               4. SECTION 1.35 is amended and restated in its entirety as follows:

                       "DISBURSING AGENT" means Reorganized WGI or any party designated by Reorganized WGI, in its sole discretion, to serve as a disbursing agent under the Plan, with respect to the distributions of the proceeds from the WGI Creditor Trust means the Trustee, and with respect to the Old Notes means the indenture trustee under the Old Indenture.


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               5.      SECTION 1.49 is amended and restated in its entirety as
                       follows:

                       "GENERAL UNSECURED CLAIM" means a Claim against the Debtors that is not a DIP Facility Claim, Administrative Claim, Priority Tax Claim, Other Priority Claim, Other Secured Claim, Intercompany Claim, Secured Lender Claim, Convenience Claim, or Unimpaired Unsecured Claim, and includes, without limitation, the Old Note Claims, the Raytheon Asserted Claims (if any) and the Lender Deficiency Claims.

               6. SECTION 1.58 is amended and restated in its entirety as follows:

                       "LENDER DEFICIENCY CLAIMS" means the unsecured deficiency Claims of each Lender arising under the Pre-Petition Credit Facility Agreements, which Claims shall be deemed Allowed pursuant to this Plan in the amount of $171 million, which amount will be increased on a dollar for dollar basis if and to the extent that outstanding prepetition letters of credit issued under the Prepetition Secured Credit Facility are drawn before the Effective Date of the Plan.

               7. SECTION 1.65 is amended and restated in its entirety as follows:

                       "NEW COMMON SHARES" means the common shares of Reorganized WGI authorized under Section 5.5 of this Plan.

               8. SECTION 1.66 is amended and restated in its entirety as follows:

                       "NEW SECURITIES" means, collectively, the New Common Shares, the Class 7 Stock Warrants, the Management Options and the Washington Stock Options.

               9.      A new SECTION 1.80(a) is added as follows:

                       "PLAN MODIFICATION" means that certain Modification to the Plan dated August 23, 2001.


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               10.     SECTION 1.102 is amended and restated in its entirety as
                       follows:

                       "SECURED LENDER CLAIM" means a Secured Claim of a Lender arising under or as a result of the Pre-Petition Credit Facility Agreements, which Claims shall be deemed Allowed pursuant to this Plan in the aggregate amount of $401 million.

               11. SECTION 1.123 is amended and restated in its entirety as follows:

                       "WGI CREDITOR TRUST EQUITY RESIDUAL" means the Net Trust Recoveries, if any, that would otherwise be distributed to holders of Allowed Claims in Class 7 remaining after payment in full of each Allowed Claim in Class 7 plus interest from the Petition Date to the date of payment of the respective Allowed Class 7 Claim, with such interest calculated at the rate of 20% per annum, compounded quarterly.

               12.     A new SECTION 2.2(f) is added as follows:

                       CLASS 7(a):  CONVENIENCE CLAIMS

                       Class 7(a) consists of all Convenience Claims.

               13.     A new SECTION 3.2(f) is added as follows:

                       CLASS 7(a):  CONVENIENCE CLAIMS

                       Each holder of an Allowed Convenience Claim as of the
               Distribution Record Date shall receive cash in an amount equal to 100% of such Allowed Convenience Claim plus interest at a market rate to be established in the Confirmation Order (to the extent such interest is owing with respect to such Convenience Claim) on the later of (i) the Effective Date and (ii) the date such Allowed Convenience Claim becomes an Allowed Convenience Claim, or as soon thereafter as practicable.

               14. SECTION 3.3(a) is amended and restated in its entirety as follows:


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               (a)     CLASS 6: SECURED LENDER CLAIMS

                       On the Effective Date, each holder of an Allowed Class 6
               Claim, in full satisfaction, settlement, release, and discharge of and in exchange for such Allowed Class 6 Claim, shall receive on or as soon as practicable after the Distribution Date, (i) a Pro Rata share of ninety-three percent (93%) of the New Common Shares issued and outstanding as of the Effective Date (subject to Dilution) and (ii) a Pro Rata beneficial interest in thirty percent (30%) of the WGI Creditor Trust, and shall be entitled to receive distributions from the WGI Creditor Trust pursuant to the terms and conditions set forth in Section 9.7 of this Plan and the WGI Creditor Trust Agreement.

               15. SECTION 3.3(b) is amended and restated in its entirety as follows:

               (b)     CLASS 7: GENERAL UNSECURED CLAIMS

                       On the Effective Date, each holder of an Allowed Class 7
               Claim (subject to the provisions of Section 5.17 of this Plan) in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Class 7 Claim, shall receive on or as soon as practicable after the Distribution Date, (i) a Pro Rata beneficial interest in seventy percent (70%) of the WGI Creditor Trust, and shall be entitled to receive distributions from the WGI Creditor Trust pursuant to the terms and conditions set forth in Section 9.7 of this Plan and the WGI Creditor Trust Agreement, until such Claim is paid in full with interest at the rate of 20% per annum, compounded quarterly, accruing from the Petition Date until the date payment is made; (ii) a Pro Rata share of seven percent (7%) of the New Com mon Shares issued and outstanding as of the Effective Date (subject to Dilution) and (iii) a Pro Rata share of the Class 7 Stock Warrants.

               16. SECTION 4.3 is amended and restated in its entirety as follows:

               PRESUMED ACCEPTANCES BY UNIMPAIRED CLASSES

                       Classes 1, 2, 3, 4, 5 and 7(a) are Unimpaired by the
               Plan. Under section 1126(f) of the Bankruptcy Code, such Claim holders are conclusively presumed to accept the Plan, and the votes of such Claim holders will not be solicited.


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               17.     SECTION 5.5 is amended and restated in its entirety as
                       follows:

               ISSUANCE OF NEW COMMON SHARES

                       On the Effective Date, Reorganized WGI shall be
               authorized, in accordance with the terms of the Amended Certificates of Incorporation and By-Laws, to issue the New Common Shares, and shall be authorized in accordance with the terms of the Plan to issue and distribute 25 million shares of the New Common Shares to the holders of Allowed Claims in Classes 6 and 7. The issuance of the New Common Shares and the distribution thereof to holders of Allowed Claims in Classes 6 and 7 shall be exempt from registration under applicable securities laws pursuant to section 1145(a) of the Bankruptcy Code. Without limiting the effect of section 1145 of the Bankruptcy Code, on the Effective Date, Reorganized WGI will enter into a Registration Rights Agreement with each Allowed Class 6 claim holder (a) who by virtue of holding New Common Shares to be distributed under the Plan and/or its relationship with Reorganized WGI could reasonably be deemed to be an "affiliate" (as such term is used within the meaning of applicable securities laws) of Reorganized WGI, and (b) who requests in writing that Reorganized WGI execute such agreement. The Registration Rights Agreements shall contain certain shelf, demand and piggyback registration rights for the benefit of the signatories thereto. The Registration Rights Agreement shall be in substantially the form attached to this Plan as Exhibit D. Reorganized WGI shall use reasonable commercial efforts to have the New Common Shares listed for trading on a national securities exchange.

               18. SECTION 5.15 is amended and restated in its entirety as follows:

               GRANT AND ISSUANCE OF WASHINGTON STOCK OPTIONS

               (a) On the Effective Date, Mr. Dennis Washington (or any wholly-owned affiliate designated by Mr. Washington) shall be granted the Washington Stock Options.

               (b) The Washington Stock Options shall consist of three (3) tranches of options as follows:

                       (i) The "Tranche A Washington Options" shall be options to purchase New Common Shares consisting of five percent (5%) of the New Common Shares outstanding, on a fully diluted basis, with a per share strike price calculated based upon an assumed total enterprise value for Reorga-


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                       nized WGI and its subsidiaries of $300 million MINUS
                       "Funded Debt" (as defined in Section 5.15(f) of this
                       Plan). The Tranche A Washington Options shall have a term expiring on the fifth (5th) anniversary of the Effective Date.

                       (ii) The "Tranche B Washington Options" shall be options to purchase New Common Shares consisting of four and one-half percent (4.5%) of the New Common Shares outstanding, on a fully diluted basis, with a per share strike price calculated based upon a total enterprise value for Reorganized WGI and its subsidiaries of $550 million MINUS Funded Debt. The Tranche B Washington Options shall have a term expiring on the fifth (5th) anniversary of the Effective Date.


                       (iii) The "Tranche C Washington Options" shall be options to purchase New Common Shares consisting of four and one-half percent (4.5%) of the New Common Shares outstanding, on a fully diluted basis, with a per share strike price calculated based upon an assumed total enterprise value for Reorganized WGI and its subsidiaries of $720 million MINUS Funded Debt. The Tranche C Washington Options shall have a term expiring on the seventh (7th) anniversary of the Effective Date. A sample calculation of the strike price for the Washington Stock Options is set forth on Schedule 5.15(b) to the Plan.

               (c) Two-thirds of each of the Tranche A Washington Options, Tranche B Washington Options and Tranche C Washington Options shall vest on the first anniversary of the Effective Date and one-third of each of the Tranche A Washington Options, Tranche B Washington Options and Tranche C Washington Options shall vest on the second anniversary of the Effective Date; PROVIDED THAT, all such options shall vest immediately upon Mr. Washington being removed as Chairman of the Reorganized WGI Board of Directors involuntarily, including through the failure to be renominated to the Board.

               (d) If, prior to the Effective Date, the Debtors enter into any agreement to sell more than twenty-five (25%) of the value (based upon revenue) of any business unit of the Debtors (excluding the Petroleum & Chemical business unit and the Mining division), (i) all of the Washington Stock Options will be issued and become fully vested on the Effective Date, (ii) the Debtors will accept Mr. Washington's resignation from the Board of WGI and (iii) the Debtors shall not utilize the Washington name or trademark after the Effective Date (following a reasonable period of transition).


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               (e) If, prior to or as of the Effective Date (whether pursuant to a plan or reorganization or otherwise) substantially all of the assets of the Debtors are sold, Mr. Washington shall receive a payment, in cash, in an amount equal to (i) the amount by which the aggregate net proceeds from such asset sales (including an adjustment for liabilities assumed, if any, in excess of a normalized level of working capital (the "NWLC")) (the "Sale Proceeds") exceed $300 million multiplied by .05, plus (ii) the amount by which the Sale Proceeds exceed $550 million multiplied by .05, plus (iii) the amount by which the Sale Proceeds exceed $720 million multiplied by .05. A sample calculation is attached as Schedule 5.15(b) to this Plan.

               (f) For purposes of Section 5.15(b) of this Plan, "Funded Debt" will be determined as of the Confirmation Date and is expected to equal the amount of funded debt outstanding immediately after the Effective Date incurred to repay or retire outstanding obligations under the DIP Facility. Funded Debt shall be subject to adjustments, if necessary, to reflect the NLWC. The NLWC will be determined by the financial advisors to the Debtors and the Lenders, and shall be set forth in the Confirmation Order. The NLWC will be such working capital as would be normal and customary for the Debtors' businesses as they exist at the time consistent with industry standards, the Debtors' past experience and benchmarking. The NLWC will be consistent with past practices and will neither accelerate nor defer cash receipts by, among other things, modifying billing cycles or the timing or terms of the collection of receivables or dividends from joint ventures. The Debtors will continue their historical cash management procedures including issuing letters of credit for retainage on accounts receivable collections. The NWLC will also adjust for any acceleration or deferral of cash disbursements including, among other things, modifying normal payment terms or timing of accounts payable, prepaying for services, pre-funding or deferring pension contributions or permitting substantial retainer payments or having cash balances higher or lower than customary. Funded debt and NLWC will be adjusted to exclude the impact of (A) the consolidation of previously unconsolidated investments, (B) acquisitions or dispositions of assets for fair value outside the normal course of business, (C) other transactions which would not be expected to modify enterprise value and (D) acquisition or disposition of fixed or other assets outside the ordinary course of business.

               (g) Should the Bankruptcy Court determine that the Plan is not confirmable as a result of all or any part of the Washington Agreement, and unless Mr. Washington consents to a modification of the Washington Agreement that the Bankruptcy Court determines renders the Plan confirmable, the Washington Agreement shall


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               be deemed automatically stricken from the Plan in its entirety
               (including, without limitation, Mr. Washington's agreement to remain on the board of directors of Reorganized WGI).

               19.     A new SECTION 5.15A is added as follows:

               GRANT AND ISSUANCE OF CLASS 7 STOCK WARRANTS

                              (a) On the Effective Date, Reorganized WGI shall
               issue for distribution in accordance with the terms of the Plan the Class 7 Stock Warrants to holders of Allowed Claims in Class
               7. The issuance of the Class 7 Stock Warrants and the distribution thereof to holders of Allowed Claims in Class 7 shall be exempt from registration under applicable securities laws pursuant to section 1145 (a) of the Bankruptcy Code.

                              (b) The Class 7 Stock Warrants shall consist of
               two (2) tranches of warrants as follows:

                                      (i)    The "Tranche A Class 7 Warrants"
               shall be warrants to purchase New Common Shares consisting of ten percent (10%) of the New Common Shares outstanding (subject to Dilution), with a strike price calculated upon an assumed enterprise value for the Company on a going concern basis of $875 million (assuming $50 million of funded debt on the Company's consolidated balance sheet as of the Effective Date). The Tranche A Class 7 Warrants shall have a term expiring on the first (1st) anniversary of the Effective Date.

                                      (ii)   The "Tranche B Class 7 Warrants"
               shall be options to purchase New Common Shares consisting of ten percent (10%) of the New Common Shares outstanding (subject to Dilution), with a strike price calculated upon an assumed enterprise value for the Company on a going concern basis of $1.050 billion (assuming $50 million of funded debt on the Company's consolidated balance sheet as of the Effective Date). The Tranche B Class 7 Warrants shall have a term expiring on the first (1st) anniversary of the Effective Date.

                              (c) The Tranche A Class 7 Warrants and Tranche B
               Class 7 Warrants shall each fully vest on the Effective Date.


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               20.     A new SECTION 5.17 is added as follows:

               DEEMED WAIVER OF DISTRIBUTIONS BY HOLDERS OF LENDER DEFICIENCY CLAIMS

                       On the Effective Date, in partial consideration of the
               settlement of disputes relating to the Claims and Liens asserted by the Lenders that is embodied in the Plan as modified by this Modification, and taking into consideration other objections raised to the Plan by certain parties in interest, the holders of Allowed Lender Deficiency Claims shall be deemed to have waived their right to receive distributions under the Plan on account of such Class 7 Claims; provided that the right to receive such Distributions on the portion of the Lender Deficiency Claims in excess of $171 million (if any) shall not be waived.

               21. SECTION 7.4 is amended and restated in its entirety as follows:

               RECORD DATE FOR DISTRIBUTIONS TO HOLDERS OF LENDER CLAIMS, OLD NOTES AND CONVENIENCE CLAIMS

                       At the close of business on the Distribution Record Date,
               the transfer records for the Old Notes, Lender Claims and Convenience Claims shall be closed, and there shall be no further changes in the record holders of th Old Notes, Lender Claims or Convenience Claims. None of Reorganized WGI, the Disbursing Agent, if any, the Trustee, nor the Administrative Agent for the Lenders shall have any obligation to recognize any transfer of such Old Notes, Lender Claims or Convenience Claims occurring after the Distribution Record Date and shall be entitled instead to recognize and deal for all purposes hereunder with only those record holders as of the close of business on the Distribution Record Date.

               22. SECTION 9.4 is amended and restated in its entirety as follows:

               THE TRUST ADVISORY BOARD

                       The Trust Advisory Board shall be comprised of three
               (3) members. The Creditors' Committee shall be entitled to appoint two (2) members and the Lenders shall be entitled to appoint one (1) member. All such appointments shall be made with the reasonable consent of the Debtors. The Creditors'
               Committee and the Lenders shall give written notice of the identity of each member and file such notice with the Bankruptcy Court on a date that is not less than five (5) days prior to the Confirmation Hearing. Any dispute regarding the designation of the members of the Trust Advisory Board shall be resolved by the Bankruptcy Court.

               23. SECTION 9.7 is amended and restated in its entirety as follows:

               DISTRIBUTIONS OF TRUST ASSETS

                       The Trustee shall make distributions of Net Trust
               Recoveries as, in accordance with the WGI Creditor Trust Agreement, which shall provide for distributions as follows:
               FIRST, to pay the Trust Expenses; SECOND, to repay the Reimbursement Obligation, and THIRD, (i) thirty percent (30%) to holders of Allowed Class 6 Claims on a Pro Rata basis and (ii) seventy percent (70%) to holders of Allowed Class 7 Claims on a Pro Rata basis (subject to Section 5.17 of this Plan). Such distributions shall be made at the times and in the manner set forth in the WGI Creditor Trust Agreement. If there is a WGI Creditor Trust

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               Residual, it shall be distributed by the Trustee to holders of
               Old Common Stock as of the Distribution Date on a Pro Rata basis.

               24.     A new SECTION 10.2(a)(iv) is added as follows:

               10.2    CONDITIONS TO EFFECTIVE DATE

                       The following are conditions precedent to the occurrence
               of the Effective Date, each of which must be satisfied or waived in accordance with Section 10.3 of this Plan:

                              (a)     . . . :

                                      (i)    . . . ;

                                      (iv)   establish procedures for providing
               notice to holders of Convenience Claims of the designation of such Claims as Convenience Claims, and resolution of disputes (if any) regarding such designation.

               25.     A new SECTION 12.8(a) is added as follows:

               SETTLEMENT OF DISPUTES WITH CREDITORS' COMMITTEE

                       Pursuant to Bankruptcy Rule 9019, and in consideration
               for the distributions and other benefits provided under the Plan pursuant to section 3.3 of this Plan, this Plan shall constitute a good faith compromise and settlement of all claims or controversies relating to the validity, priority, or extent of the Liens


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               claimed on assets of the Company by the Prepetition Secured
               Lenders, which settlement shall be binding on all holders of Claims or Interests and all other parties in interest.

Dated:  Reno, Nevada
        August 23, 2001


                                      /s/ Jennifer Smith
                                ----------------------------------------
                                      Jennifer Smith (State Bar No. 610)
                                      Etta L. Walker (State Bar NO. 5537)
                                      LIONEL, SAWYER & COLLINS

                                      - and -

                                      David S. Kurtz
                                      Timothy R. Pohl
                                      SKADDEN, ARPS, SLATE,
                                      MEAGHER & FLOM (ILLINOIS)

                                    - and -

                                    Gregg M. Galardi
                                    SKADDEN, ARPS, SLATE,
                                    MEAGHER & FLOM LLP
                                         Attorneys for Washington Group
                                    International, Inc., et al.

                                    Debtors-in-Possession


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